UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2021

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

Aberdeen Australia
Equity Fund, Inc. (IAF)

Semi-annual Report

April 30, 2021

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution's declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2020 through the distributions declared on May 11, 2021 consisted of 10% net investment income, 2% net realized short-term gain, 42% net realized long-term gain and 46% tax return of capital.

In January 2022, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2021 calendar year.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the "Fund"), for the six-month period ended April 30, 2021. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return1

For the six-month period ended April 30, 2021, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, compared to the Fund's benchmark are as follows:

NAV[2,3]	26.9%
Market Price[2]	49.5%
S&P/ASX 200 Accumulation Index ("ASX 200") (Net)[4]	32.2%

For more information about Fund performance, please visit the Fund on the web at www.aberdeeniaf.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Discount

The below table represents comparison from current six-month period end to prior fiscal year end of Market Price to NAV and associated Premium and Discount.

	NAV	Closing Market Price	Premium/ Discount
4/30/2021	$6.23	$6.36	2.1%
10/31/2020	$5.16	$4.47	-13.4%

During the six-month period ended April 30, 2021, the Fund's NAV was within a range of $5.22 to $6.39 and the Fund's market price was within a range of $4.51 to $6.41. During the six-month period ended April 30, 2021, the Fund's shares traded within a range of a discount of 15.6% to a premium of 2.1%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund's net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution's declaration date. In March 2021, the Board of Directors of the Fund (the "Board") determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2021. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

On May 11, 2021, the Fund announced that it will pay on June 30, 2021, a stock distribution of US$0.15 per share to all shareholders of record as of May 21, 2021. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the net asset value ("NAV") per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in "street name" or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Loan Facility and Use of Leverage

The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund's total assets.

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4	The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20million with State Street Global Advisors. On October 16, 2020, the Fund drew down AUD$10million on the facility. The Fund's outstanding balance as of April 30, 2021 was AUD$10 million on the revolving credit facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2021, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) without charge upon request by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Although some markets have rebounded, others have not. These circumstances may recur or continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will vary from market to market and, in some cases, may not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

2	Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: aberdeenstandard.com/en-us/cefinvestorcenter;
•	Email: Investor.Relations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.	3

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the S&P ASX 200 Index, the Fund's benchmark, for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2021.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	26.9%	51.7%	11.7%	10.8%	3.9%
Market Price	49.5%	73.6%	13.6%	13.8%	3.8%
S&P/ASX 200 (Net)	32.2%	54.0%	10.1%	10.2%	4.3%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The annualized net operating expense ratio both excluding and net of fee waivers based on the six-month period ended April 30, 2021 was 1.47%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense, based on the six-month period ended April 30, 2021 was 1.42%.

4	Aberdeen Australia Equity Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors, expressed as a percentage of net assets as of April 30, 2021.

Sectors	As a Percentage of Net Assets
Financials	30.9%	*
Materials	19.0%
Health Care	16.9%
Information Technology	8.3%
Real Estate	7.4%
Communication Services	4.4%
Consumer Discretionary	4.1%
Industrials	4.0%
Energy	3.4%
Consumer Staples	3.2%
Utilities	2.7%
Short-Term Investment	0.3%
Liabilities in Excess of Other Assets	(4.6)%
	100.0%

*	The sectors, as classified by GICS, are comprised of several industries. As of April 30, 2021, the Fund did not have more than 25% of its assets invested in any industry. As of April 30, 2021 the Fund's holdings in the Financials sector were allocated to three industries: Banks (21.2%), Capital Markets (7.1%) and Insurance (2.6%).

Top Ten Equity Holdings (unaudited)

The following were the Fund's top ten equity holdings as of April 30, 2021:

Name of Security	As a Percentage of Net Assets
Commonwealth Bank of Australia	9.5%
BHP Group PLC	9.3%
CSL Ltd.	8.3%
National Australia Bank Ltd.	6.2%
Xero Ltd.	5.0%
Cochlear Ltd.	3.9%
Australia & New Zealand Banking Group Ltd.	3.9%
Goodman Group, REIT	3.9%
Macquarie Group Ltd.	3.8%
Aristocrat Leisure Ltd.	3.5%

Aberdeen Australia Equity Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2021

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—104.3%
COMMON STOCKS—104.3%
AUSTRALIA—88.5%
33,300	Afterpay Ltd.(a)	Information Technology Services—2.1%	$ 2,999,179
79,500	Altium Ltd.	Software—1.2%	1,813,052
206,500	APA Group	Gas Utilities—1.1%	1,595,489
180,800	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.5%	5,156,832
87,300	ASX Ltd.	Capital Markets—3.4%	4,905,286
944,084	AusNet Services	Electric Utilities—0.9%	1,381,881
258,700	Australia & New Zealand Banking Group Ltd.	Banks—3.9%	5,708,028
1,943,200	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—1.3%	1,883,481
449,200	BHP Group PLC	Metals & Mining—9.3%	13,527,560
209,200	Charter Hall Group	Equity Real Estate Investment Trusts (REIT)— 1.5%	2,259,834
33,500	Cochlear Ltd.	Health Care—3.9%	5,734,521
203,700	Commonwealth Bank of Australia	Banks—9.5%	13,944,604
58,300	CSL Ltd.	Biotechnology—8.3%	12,178,544
389,400	Goodman Group, REIT	Equity Real Estate Investment Trusts (REIT)— 3.9%	5,678,448
466,100	Insurance Australia Group Ltd.	Insurance—1.2%	1,756,172
47,000	James Hardie Industries PLC	Construction Materials—1.1%	1,548,855
44,400	Macquarie Group Ltd.	Capital Markets—3.7%	5,472,854
836,200	Medibank Pvt Ltd.	Insurance—1.4%	1,984,029
1,414,000	Mirvac Group, REIT	Equity Real Estate Investment Trusts (REIT)— 2.0%	2,929,830
444,000	National Australia Bank Ltd.	Banks—6.2%	9,086,093
127,400	Newcrest Mining Ltd.	Metals & Mining—1.8%	2,603,806
325,500	Northern Star Resources Ltd.	Metals & Mining—1.8%	2,615,208
194,000	OZ Minerals Ltd.	Metals & Mining—2.4%	3,539,362
685,700	Sydney Airport(a)	Transportation Infrastructure—2.2%	3,260,926
1,875,200	Telstra Corp. Ltd.	Diversified Telecommunication Services—3.4%	4,898,725
19,200	Wesfarmers Ltd.	Multiline Retail—0.6%	800,371
122,300	Westpac Banking Corp.	Banks—1.6%	2,356,803
176,400	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—2.1%	3,076,534
154,800	Woolworths Group Ltd.	Food & Staples Retailing—3.2%	4,694,936
			129,391,243
NEW ZEALAND—10.9%
490,400	Auckland International Airport Ltd.(a)	Transportation Infrastructure—1.8%	2,674,741
134,000	Fisher & Paykel Healthcare Corp. Ltd.	Health Care—2.4%	3,470,056
217,000	Mercury NZ Ltd.(a)	Electric Utilities—0.7%	1,086,579
442,200	Spark New Zealand Ltd.(a)	Diversified Telecommunication Services—1.0%	1,405,323
67,000	Xero Ltd.(a)	Software—5.0%	7,298,693
			15,935,392
UNITED KINGDOM—2.6%
45,700	Rio Tinto PLC—London Listing	Metals & Mining—2.6%	3,827,702
UNITED STATES—2.3%
167,900	ResMed, Inc.	Health Care—2.3%	3,388,290
	Total Long-Term Investments—104.3% (cost $113,767,372)		152,542,627

6	Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2021

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
469,638	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(b)	$469,638
	Total Short-Term Investment—0.3% (cost $469,638)	469,638
	Total Investments—104.6% (cost $114,237,010)(c)	153,012,265
	Liabilities in Excess of Other Assets—(4.6)%	(6,746,753)
	Net Assets—100.0%	$146,265,512

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2021.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC Public Limited Company

REIT Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of April 30, 2021

Assets
Investments, at value (cost $113,767,372)	$152,542,627
Short-term investments, at value (cost $469,638)	469,638
Foreign currency, at value (cost $1,010,547)	1,017,986
Receivable for investments sold	691,516
Interest and dividends receivable	182,182
Prepaid expenses and other assets	141,071
Total assets	155,045,020
Liabilities
Bank loan payable (Note 7)	7,724,501
Payable for investments purchased	780,481
Investment management fees payable (Note 3)	131,349
Investor relations fees payable (Note 3)	18,865
Administration fees payable (Note 3)	11,724
Interest payable on bank loan	2,252
Director fees payable	345
Other accrued expenses	109,991
Total liabilities	8,779,508

Net Assets	$146,265,512
Composition of Net Assets
Common Stock (par value $0.01 per share) (Note 5)	$234,951
Paid-in capital in excess of par	108,658,236
Distributable earnings	37,372,325
Net Assets	$146,265,512
Net asset value per share based on 23,495,131 shares issued and outstanding	$6.23

See Notes to Financial Statements.

8	Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2021

Net Investment Income:

Income
Dividends (net of foreign withholding taxes of $30,858)	$1,940,192
Interest and other income	27
Total Investment Income	1,940,219
Expenses:
Investment management fee (Note 3)	658,445
Directors' fees and expenses	118,026
Administration fee (Note 3)	58,249
Investor relations fees and expenses (Note 3)	34,479
Independent auditors' fees and expenses	31,287
Bank loan fees and expenses	30,439
Reports to shareholders and proxy solicitation	29,161
Transfer agent's fees and expenses	26,007
Insurance expense	19,384
Custodian's fees and expenses	6,650
Legal fees and expenses	6,205
Miscellaneous	15,161
Total operating expenses, excluding interest expense	1,033,493
Interest expense (Note 10)	38,349
Net operating expenses	1,071,842

Net Investment Income	868,377
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	4,442,845
Foreign currency transactions	175,375
4,618,220
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	17,060,221
Foreign currency translation	8,881,347
25,941,568
Net realized and unrealized gain from investments and foreign currency related transactions	30,559,788
Net Increase in Net Assets Resulting from Operations	$31,428,165

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2021 (unaudited)	For the Year Ended October 31, 2020

Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 868,377	$ 1,726,003
Net realized gain/(loss) from investment transactions	4,442,845	(2,240,810)
Net realized gain/(loss) from foreign currency transactions	175,375	(167,381)
Net change in unrealized appreciation/(depreciation) on investments	17,060,221	(8,064,913)
Net change in unrealized appreciation on foreign currency translation	8,881,347	7,011,672
Net increase/(decrease) in net assets resulting from operations	31,428,165	(1,735,429)
Distributions to Shareholders From:
Distributable earnings	(6,502,059)	(4,186,262)
Tax return of capital	–	(7,662,382)
Net decrease in net assets from distributions	(6,502,059)	(11,848,644)
Reinvestment of dividends resulting in the issuance of 368,630 and 384,175 shares of common stock, respectively	2,049,249	1,717,261
Change in net assets resulting from operations	26,975,355	(11,866,812)
Net Assets:
Beginning of period	119,290,157	131,156,969
End of period	$146,265,512	$119,290,157

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2021		For the Fiscal Years Ended October 31,
	(unaudited)		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$5.16		$5.77	$5.51	$6.39	$6.09	$6.21
Net investment income	0.04		0.08	0.17	0.16	0.17	0.15
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.32		(0.16)	0.67	(0.40)	0.77	0.40
Total from investment operations	1.36		(0.08)	0.84	(0.24)	0.94	0.55
Distributions from:
Net investment income	(0.28)		(0.04)	(0.15)	(0.14)	(0.13)	(0.16)
Net realized gains	–		(0.14)	(0.13)	(0.43)	(0.16)	(0.09)
Tax return of capital	–		(0.34)	(0.30)	(0.07)	(0.35)	(0.42)
Total distributions	(0.28)		(0.52)	(0.58)	(0.64)	(0.64)	(0.67)
Impact of Stock Distribution	(0.01)		(0.01)	–	–	–	–
Net asset value, end of period	$6.23		$5.16	$5.77	$5.51	$6.39	$6.09
Market value, end of period	$6.36		$4.47	$5.16	$5.17	$6.25	$5.56
Total Investment Return Based on(b):
Market value	49.54%		(2.98% )	11.15%	(8.37% )	24.92%	12.92%
Net asset value	26.90%		0.16%	16.62%	(4.48% )	16.61%	10.94%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$146,266		$119,290	$131,157	$125,219	$145,264	$138,413
Average net assets (000 omitted)	$139,229		$120,590	$129,377	$143,263	$144,958	$140,809
Net operating expenses, net of fee waivers	1.47%	(c)	1.53%	1.48%	1.46%	1.48%	1.64% (d)
Net operating expenses, excluding fee waivers	1.47%	(c)	1.53%	1.48%	1.46%	1.48%	1.65% (d)
Net operating expenses, excluding interest expense	1.42%	(c)	–	–	–	–	–
Net investment income	1.26%	(c)	1.43%	3.03%	2.47%	2.68%	2.44%
Portfolio turnover	10%	(e)	32%	20%	36%	12%	15%
Senior securities (loan facility) outstanding (000 omitted)	$7,725		$7,023	$–	$–	$–	$–
Asset coverage ratio on revolving credit facility at period end(f)	1,994%		1,799%	–	–	–	–
Asset coverage per $1,000 on revolving credit facility at period end	$19,935		$17,987	$–	$–	$–	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(c)	Annualized.
(d)	The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

Aberdeen Australia Equity Fund, Inc.     11

Financial Highlights (concluded)

(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

12      Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2021

1. Organization

Aberdeen Australia Equity Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited ("ASX"). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an "Australian Company"). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund ("the Board") upon 60 days' prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. Aberdeen Standard Investments (Asia) Limited ("ASIAL"), the Fund's investment manager (the "Investment Manager"), uses the following criteria in determining if a company is "tied economically" to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.

Aberdeen Australia Equity Fund, Inc.         13

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments, at Value
Investments in Securities
Common Stocks	$1,086,579	$151,456,048	$–	$152,542,627
Short-Term Investment	469,638	–	–	469,638
Total	$1,556,217	$151,456,048	$–	$153,012,265

Amounts listed as "–" are $0 or round to $0.

For the six-month period ended April 30, 2021, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund's portfolio.

14     Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit ("QBUs") (see section 987 of the Internal Revenue Code of 1986, as amended (the "IRC")). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund's Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU's functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund's composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund's fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund's annual report to shareholders.

Aberdeen Australia Equity Fund, Inc.         15

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

The Fund intends to continue to qualify as a "regulated investment company" ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments. For the six-month period ended April 30, 2021, there were no deferred capital gains tax.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

ASIAL serves as investment manager to the Fund and Aberdeen Standard Investments Australia Limited serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the "Advisers").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund's average weekly Managed Assets up to $50 million, 0.90% of the Fund's average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund's average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the six-month period ended April 30, 2021, ASIAL earned $658,445 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Standard Investments, Inc. ("ASII"), an affiliate of the Advisers, is the Fund's Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund's average weekly Managed Assets up to $500 million, 0.07% of the Fund's average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund's average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2021, ASII earned $58,249 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets.

16	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2021, the Fund incurred investor relations fees of approximately $34,479. For the six-month period ended April 30, 2021, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2021, were $14,494,135 and $17,048,375, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2021, there were 23,495,131 shares of common stock issued and outstanding.

On December 31, 2020 and March 31, 2021, the Fund issued 177,590 and 191,040 shares, respectively, as part of its quarterly stock distribution to shareholders.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2021 and fiscal year ended October 31, 2020, the Fund did not repurchase any shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions.

On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20million with State Street Global Advisors. On October 16, 2020, the Fund drew down AUD$10million on the facility. For the six-month period ended April 30, 2021, the balance of the loan outstanding was AUD$10million and the average interest rate on the loan facility was 1.02% The average balance for the fiscal year was AUD$10million. The interest expense is accrued on a daily basis and is payable to State Street Global Advisors on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank

Aberdeen Australia Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2021, the Fund incurred fees of approximately USD$30,439.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $50,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current Australian Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2021.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
October 13, 2023	1.02%	AUD$10,000,000	AUD$10,015,709

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Australia, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

d. Leverage Risk:

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well.

18	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2021

e. Passive Foreign Investment Company Tax Risk:

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

f. Non-U.S. Taxation Risk:

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund's total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$119,530,054	$36,670,927	$(3,188,716)	$33,482,211

11. Recent Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2021.

On May 11, 2021 the Fund announced that it will pay on June 30, 2021 a stock distribution of $0.15 per share to all shareholders of record as of May 21, 2021.

Aberdeen Australia Equity Fund, Inc.	19

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was virtually held on April 29, 2021. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
William J. Potter	16,454,776	1,025,506	223,961

2. To approve the continuation of Term for three Directors under the Corporate Governance Policies

	Votes For	Votes Against	Votes Withheld
Neville J. Miles	16,484,019	994,578	225,646
Moritz Sell	16,486,643	981,200	236,400
P. Gerald Malone	16,462,936	1,017,731	223,576

20	Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

Aberdeen Australia Equity Fund, Inc.	21

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

22	Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman
Radhika Ajmera
Stephen Bird
P. Gerald Malone
William J. Potter
Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
Level 10 255 George Street
Sydney, NSW 2000, Australia

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street N.W.
Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements as of April 30, 2021, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol "IAF". Information about the Fund's net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to the semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not applicable to the semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2) and 13(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2021

Exhibit List

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3) – Distribution notice to stockholders